Income Taxes	6 Months Ended	11 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 02, 2021	Dec. 31, 2021
Income Tax [Line Items]
Income Taxes

NOTE 9 — INCOME TAX

The Company’s net deferred tax assets at December 2, 2021 and 2020 is as follows:

	December 2,	December 31,
	2021	2020
Deferred tax assets
Net operating loss carryforward	$38,800	$480
Startup/Organization Expenses	4,728,629	—
Total deferred tax assets, net	4,767,429	480
Valuation Allowance	(4,767,429)	(480)
Deferred tax assets, net of valuation allowance	$—	$—

The income tax provision (benefit) for the period from January 1, 2021 through December 2, 2021 and for the period from August 20, 2020 (inception) through December 31, 2020 consists of the following:

	For the period from	For the period from
	January 1, 2021 through	August 20, 2020 (inception)
	December 2,	through December 31,
	2021	2020
Federal
Current	$—	$—
Deferred benefit	(4,773,438)	(480)
State and Local
Current	—	—
Deferred	—	—
Change in valuation allowance	4,773,438	480
Income tax provision	$—	$—

As of December 2, 2021 and December 31, 2020, the Company had $182,476 and $2,286 of U.S. federal net operating loss carryovers available to offset future taxable income. These net operating loss carryovers do not expire and may offset up to 80% of taxable income in any given year.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from

January 1, 2021 through December 2, 2021 and for the period from August 20, 2020 (inception) through December 31, 2020, the change in the valuation allowance was $4,773,438 and $480, respectively.

On March 27, 2020, the CARES Act was enacted in response to COVID-19 pandemic. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period which the new legislation is enacted. The CARES Act made various tax law changes including among other things (i) increasing the limitation under Section 163(j) of the Internal Revenue Code of 1986, as amended (the “IRC”) for 2019 and 2020 to permit additional expensing of interest (ii) enacting a technical correction so that qualified improvement property can be immediately expensed under IRC Section 168(k), (iii) making modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes and (iv) enhancing the recoverability of alternative minimum tax credits. Given the Company’s full valuation allowance position and capitalization of all costs, the CARES Act did not have an impact on the financial statements.

A reconciliation of the federal statutory income tax rate to the Company’s effective tax rate at December 31, 2021 and 2020 is as follows:

	December 2,	December 31,
	2021	2020
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
Change in fair value of warrant liabilities	(1.76)%	0.00%
Transaction costs incurred in connection with IPO	0.00%	0.00%
Fair value of warrant liability in excess of proceeds from Private Placement	0.00%	0.00%
Change in valuation allowance	(19.24)%	(21.00)%
Income tax provision	0.00%	0.00%

The Company files income tax returns in the U.S. federal jurisdiction. The Company’s tax returns since inception remain open to examination by the taxing authorities.

P3 Health Partners Inc.
Income Tax [Line Items]
Income Taxes

Note 16: Income Taxes

As a result of the Business Combinations, substantially all the Company’s assets and operations are held and conducted by P3 LLC and its subsidiaries, and the Company’s only assets are equity interests in P3 LLC. P3 LLC is treated as a partnership for U.S. federal and most applicable state and local income tax jurisdictions. As a partnership, P3 LLC is generally not subject to U.S. federal, state, and local income taxes. Any taxable income or loss generated by P3 LLC is passed through to and included within the taxable income or loss of its members in accordance with the terms of the P3 LLC A&R LLC Agreement. Prior to the Business Combinations, the income and losses of P3 LLC was passed through to its members and nontaxable to P3 LLC.

The Company is taxed as a corporation and pays corporate federal, state, and local taxes on income allocated to it from P3 LLC based on the Company’s economic interest held in P3 LLC. While the Company consolidates P3 LLC for financial purposes, the Company will not be taxed on the earnings attributed to the non-controlling interests. As a result, the income tax burden on the earnings taxed on the non-controlling interests is not reported by the Company in its financial statements.

To calculate the interim tax provision, at the end of each interim period, the Company estimates the annual effective tax rate and applies that to its ordinary quarterly earnings. The effect of changes in the enacted tax laws or rates is recognized in the interim period in which the change occurs. The computation of the annual estimated effective tax rate at each interim period requires certain estimates and judgements including, but not limited to, the expected operating income for the year, permanent differences between book and tax amounts, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, additional information is obtained, or the tax environment changes.

During the current quarter, the Company impaired goodwill related to the intangible asset recorded at P3 LLC in the amount of $851.5 million. The impairment reduced the book basis of the Company's investment in P3 LLC such that the recognition of a deferred tax asset on the outside book and tax basis investment difference resulted. The deferred tax asset related to the investment on P3 LLC has been simultaneously reduced fully by an increase to the recorded valuation allowance due to both cumulative losses in recent years of the Company, and the capital character for income tax purposes of the outside basis difference such that the Company would need sufficient capital character gains for income tax purposes to realize the tax over book outside basis difference. Prior to the impairment, the outside basis difference was an unrecognized deferred tax liability due to the amount of book goodwill more than tax goodwill for which a recognition exception applied. The amount of the deferred tax asset and offsetting valuation allowance related to the outside basis difference for the investment in P3 LLC is an estimated $0.6 million.

No income tax expenses were incurred for the six months ended June 30, 2022 and 2021. The Company continues to be in a net operating loss and deferred tax asset position. As a result, and in accordance with accounting standards, the Company recorded a valuation allowance to reduce the value of the net deferred tax assets to zero. The Company’s effective tax rate for the six-months ended June 30, 2022 and 2021 was 0.00%. There was no uncertain tax provision nor contingencies as of June 30, 2022 and December 31, 2021.

Tax Receivable Agreement

Pursuant to our election under Section 754 of the Internal Revenue Code (the “Code”), we expect to obtain an increase in our share of the tax basis in the net assets of P3 LLC when its units are redeemed or exchanged. We intend to treat any redemptions and exchanges of P3 LLC units as direct purchases of the units for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that we would otherwise pay in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent the tax basis is allocated to those capital assets.

The Company entered into a TRA with selling equity holders of P3 LLC that require the Company to pay 85% of the tax savings that are realized as a result of (i) the Company’s direct and indirect allocable share of existing tax basis acquired in the Business Combinations, (ii) increases in the tax basis in P3 LLC’s assets as a result of the sale and exchange of the P3 LLC units for the Company’s Class A Common Stock and cash, and (iii) the Company’s utilization of certain tax attributes and of certain other tax benefits, including those attributable to payments under the TRA. The Company will retain the benefit of the remaining 15% of these cash savings.

The timing and amount of aggregate payments due under the TRA may vary based on a number of factors, including the timing and amount of taxable income generated by the Company each year, as well as the tax rate then applicable, among other factors. Actual tax benefits realized by the Company may differ from tax benefits calculated under the TRA as a result of the use of certain assumptions in the TRA, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits.

The payment obligation under the TRA is an obligation of the Company and not of P3 LLC. The payments that we will be required to make will generally reduce the amount of the overall cash flow that might have otherwise been available, but we expect the cash tax savings we will realize from the utilization of the related tax benefits will exceed the amount of any required payments.

As a result of the Business Combinations, the potential future tax benefits are estimated to be $5.4 million, of which $4.6 million is estimated to be the associated TRA liability.

As of June 30, 2022 and December 31, 2021, the Company did not record a TRA liability related to the tax savings it would realize from the utilization of such deferred tax assets because it is not probable that such a liability would be paid based on its estimates of future taxable income, consistent with the Company’s conclusion that it is not more-likely-than-not to realize its deferred tax assets.

As non-controlling interest holders exercise their right to exchange their units in P3 LLC, a TRA liability may be recorded based on 85% of the estimated future tax benefits that the Company may realize as a result of increases in the tax basis of P3 LLC. The amount of the increase in the tax basis, the related estimated tax benefits, and the related TRA liability to be recorded will depend on the price of the Company’s Class A Common Stock at the time of the relevant redemption or exchange.

Note 17: Income Taxes

As a result of the Business Combinations, substantially all the Company’s assets and operations are held and conducted by P3 LLC and its subsidiaries, and the Company’s only assets are equity interests in P3 LLC. P3 LLC is treated as a partnership for U.S. federal and most applicable state and local income tax jurisdictions. As a partnership, P3 LLC is generally not subject to U.S. federal, state, and local income taxes. Any taxable income or loss generated by P3 LLC is passed through to and included within the taxable income or loss of its members in accordance with the terms of the P3 LLC A&R LLC Agreement. Prior to the Business Combinations, the income and losses of P3 LLC were passed through to its members and nontaxable to P3 LLC.

The Company is taxed as a corporation and pays corporate federal, state, and local taxes on income allocated to it from P3 LLC based on the Company’s economic interest held in P3 LLC. While the Company consolidates P3 LLC for financial purposes as a VIE, the Company will not be taxed on the earnings attributed to the non-controlling interests. As a result, the income tax burden on the earnings taxed on the non-controlling interests is not reported by the Company in its financial statements.

Components of Loss Before Taxes

The components of net loss before the provision for income taxes were as follows:

	Successor	Predecessor
	December 3, 2021	January 1, 2021
	through December 31,	through December 2,
	2021	2021	2020	2019
Domestic	$(57,937,929)	$(146,399,938)	$(31,411,542)	$(41,971,558)
Foreign	—	—	—	—
Total	$(57,937,929)	$(146,399,938)	$(31,411,542)	$(41,971,558)

Components of Income Tax Expense

For the reasons described above, there was no provision for income taxes for the periods December 3, 2021, through December 31, 2021, January 1, 2021, through December 2, 2021, and the years ended December 31, 2020, and 2019. A reconciliation between the income tax provision computed by applying the statutory federal rate and the actual provision is as follows:

	Successor	Predecessor
	December 3, 2021	January 1, 2021
	through December 31,	through December 2,
	2021	2021	2020	2019
Tax at Federal statutory rate	$(12,166,545)	$(30,743,987)	$(6,596,424)	$(8,814,027)
State taxes, net of Federal Benefit	(98,755)	—	—	—
Allocable loss from investment in P3 LLC	1,550,420	—	—	—
SPAC warrants change in fair-value	(477,048)	—	—	—
Non-controlling interest and nontaxable income	8,359,391	30,743,987	6,596,424	8,814,027
Permanent book to tax differences	283	—	—	—
Change in valuation allowance	2,832,254	—	—	—
Total	$—	$—	$—	$—

Effective tax rate	—%	—%	—%	—%

Our tax rate is affected primarily by the recognition of a valuation allowance and the portion of income and expense allocated to the non-controlling interest. It is also affected by discrete items that may occur in any given year such as benefits from fair value changes in SPAC warrants.

Deferred Income Taxes

Deferred income taxes result from differences in the recognition of amounts for tax and financial reporting purposes, as well as operating loss and tax credit carryforwards. Significant components of our deferred income tax assets and liabilities are as follows:

	Successor	Predecessor
	December 31,	December 31,
	2021	2020
Deferred tax assets:
Investment in P3 LLC	$—	$—
Net operating loss carryforwards	6,921,601	—
Accrued liabilities	3,306,695	—
Section 163j Interest Limitation	1,232,477	—
Other deferred tax assets	3,970	—
Total deferred tax assets	11,464,743	—
Valuation allowance	(9,621,431)	—
Net deferred tax assets	1,843,312	—
Deferred tax liabilities:
Other deferred tax liabilities	(87,415)
Goodwill and identifiable intangible assets	(1,755,897)	—
Total deferred tax liabilities	(1,843,312)	—
Net deferred tax asset	$—	$—

We recognize deferred tax assets to the extent that we believe that these assets are more likely than not to be realized. The realization of tax benefits of net deferred tax assets is dependent upon future levels of taxable income, of an appropriate character, in the periods the items are expected to be deductible or taxable. Based on the available evidence during the year ended December 31, 2021, we believe that it is more likely than not that the tax benefits of the U.S. losses incurred will not be realized. Accordingly, we have recorded a valuation allowance against the tax benefits of the U.S. losses incurred. We intend to maintain the valuation allowance on the U.S. net deferred tax assets until sufficient positive evidence exists to support a reversal of, or decrease in, the valuation allowance. The valuation allowance recorded in 2021 was $9.6 million.

We have recognized no deferred taxes in connection with the Medcore Acquisition. Because Medcore does not file a consolidated corporate income tax return with the Company, the deferred tax assets of Medcore are separately assessed for realizability. Based on the weight of all available evidence, including cumulative losses in recent years, we believe that it is more likely than not that the tax benefits of the deferred tax assets will not be realized. Accordingly, we have recorded a valuation allowance against the tax benefits of the acquired deferred tax assets.

We have recognized no deferred taxes in connection with the Network VIEs. Because the Network VIEs do not file a consolidated corporate income tax return with the Company, the deferred tax assets are separately assessed for realizability. Based on the weight of all available evidence, including cumulative losses in recent years, we believe that it is more likely than not that the tax benefits of the deferred tax assets will not be realized. Accordingly, we have recorded a valuation allowance against the tax benefits of the related deferred tax assets.

The Company has not recognized a deferred tax liability in connection with its investment in P3 LLC due to the deferred tax liability recognition exception contained within ASC 740, in circumstances where book goodwill exceeds tax-deductible of goodwill.

As of December 31, 2021, we had net operating loss carryforwards of approximately $31.4 million for federal income tax purposes. Federal net operating losses have an unlimited carryforward period but utilization for a given tax year is limited to 80% of taxable income.

The federal and state net operating loss carryforwards may be subject to limitations under Section 382 and Section 383 of the Internal Revenue Code of 1986 and similar provisions under state law. The Tax Reform Act of 1986 contains provisions that limit the federal net operating loss carryforwards that may be used in any given year in the event of special occurrences, including significant ownership changes. We have yet to complete a Section 382 review to determine if our tax attributes will be limited in the future. However, our federal operating loss carryforwards have an unlimited carryforward life and therefore do not expire.

We will file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. Generally, federal and state tax authorities provide that the statutes of limitations remain open for three or four years from the tax year in which net operating losses or tax credits are utilized.

On March 11, 2021, the American Rescue Plan Act of 2021 (“American Rescue Plan Act”) was passed into law and amended portions of relevant tax laws. The American Rescue Plan Act did not have a significant impact on the provision for income taxes for the year ended December 31, 2021.

Tax Receivable Agreement

Pursuant to our election under Section 754 of the Internal Revenue Code (the “Code”), we expect to obtain an increase in our share of the tax basis in the net assets of P3 LLC when its units are redeemed or exchanged. We intend to treat any redemptions and exchanges of P3 LLC units as direct purchases of the units for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that we would otherwise pay in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent the tax basis is allocated to those capital assets.

In connection with the Business Combinations, we entered into a TRA that provides for the payment by us of 85% of the amount of any tax benefits that we actually realize, or in some cases are deemed to realize, as a result of (i) increases in our share of the tax basis in the net assets of P3 LLC resulting from any redemptions or exchanges of P3 LLC, (ii) tax basis increases attributable to payments made under the TRA, and (iii) deductions attributable to imputed interest pursuant to the TRA (the “TRA Payments”). We expect to benefit from the remaining 15% of any tax benefits that we may actually realize.

The estimation of liability under the TRA is, by its nature, imprecise and subject to significant assumptions regarding a number of factors, including (but not limited to) the amount and timing of taxable income generated by the Company each year as well as the tax rate then applicable. As a result of the Business Combinations, the potential future tax benefits are estimated to be $5.4 million, of which $4.6 million is estimated to be the associated TRA liability. However, due to the full valuation allowance recorded by the

Company, which results in no tax benefits that are to be realized related to the amortization of the step-up, no TRA liability is recorded within the Company’s Consolidated Financial Statements.

As noted above, the Company has no recorded tax benefits associated with the increase in tax basis as a result of the Business Combinations. As a result, the Company determined that payments to TRA holders are not probable and no TRA liability has been recorded as of December 31, 2021.

As non-controlling interest holders exercise their right to exchange their units in P3 LLC, a TRA liability may be recorded based on 85% of the estimated future tax benefits that the Company may realize as a result of increases in the tax basis of P3 LLC. The amount of the increase in the tax basis, the related estimated tax benefits, and the related TRA liability to be recorded will depend on the price of the Company’s Class A Common Stock at the time of the relevant redemption or exchange.